Filed Pursuant to Rule 497(e)
File No. 333-198882

CAREY CREDIT INCOME FUND 2016 T
Prospectus Supplement No. 5 Dated February 17, 2016
To Prospectus Dated July 24, 2015

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund 2016 T (the "Company"), dated July 24, 2015 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by the Company upon request.
DEPARTURE OF CHIEF EXECUTIVE OFFICER AND TRUSTEE
On February 10, 2016, Trevor P. Bond resigned, effective immediately, from his positions as Chief Executive Officer and as a member of the Board of Trustees of the Company. Mr. Bond did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
APPOINTMENT OF CHIEF EXECUTIVE OFFICER
On February 17, 2016, the Board of Trustees appointed Mark J. DeCesaris to the position of Chief Executive Officer of the Company, effective immediately.
MANAGEMENT OF THE COMPANY AND THE MASTER FUND
Biographies of Executive Officers Who are Not Trustees
Mark J. DeCesaris, age 56, serves as the Chief Executive Officer of the Company and has served as Chief Executive Officer of W. P. Carey Inc. since February 2016 and as a member of its Board of Directors since July 2012. Mr. DeCesaris was Chief Financial Officer of W. P. Carey Inc. and Corporate Property Associates 17 - Global Incorporated from 2010 to 2013, having served as Acting Chief Financial Officer of each since 2005 and 2007, respectively. He was also Chief Financial Officer of Corporate Property Associates 18 - Global Incorporated from 2012 to 2013 and of Carey Watermark Investors Incorporated from 2008 to 2013. Mr. DeCesaris has also been a member of the Board of Managers of Carey Financial, LLC since 2006 and served as its Chairman from 2013 to 2015. Before joining W. P. Carey Inc., from March 2003 to December 2004, Mr. DeCesaris was Executive Vice President for Southern Union Company, a natural gas energy company publicly traded on the New York Stock Exchange, where he oversaw the integration of acquisitions and developed and implemented a shared service organization to reduce annual operating costs. From August 1999 to March 2003, he was Senior Vice President for Penn Millers Insurance Company, a property and casualty insurance company where he served as President and Chief Operating Officer of Penn Software, a subsidiary of Penn Millers Insurance. From 1994 to August 1999, he was President and Chief Executive Officer of System One Solutions, a business consulting firm that he founded. He started his career with Coopers & Lybrand in Philadelphia, earning his Certified Public Accountant license in 1983. Mr. DeCesaris graduated from Kings College with a B.S. in Accounting and a B.S. in Information Technology. He currently serves on the Board of Kings College and on the Board of the Denver Mile High Youth Corps, Petroleum Service Co. and Mountain Productions, Inc.